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                                                                Exhibit 10.9


                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement"), is made and entered into as
                                      ---------
of the 1st day of June, 1998, by and between SKYCACHE, INC., a Delaware corporation (the "Company") and DOUGLAS E. HUMPHREY (the "Employee").
                  -------                                 --------


                                    RECITALS
                                    --------

     A. The Company desires to retain Employee to provide the services set forth in this Agreement.

     B. Employee is willing to provide such services to the Company on the terms and conditions set forth in this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

     1.  Employment and Term.
         -------------------

         (a)  Initial Term.  The Company agrees to employ the Employee and the
              ------------
Employee agrees to work for the Company, subject to the terms and conditions below, for an initial term of two (2) years, beginning June 1, 1998, and ending May 31, 2000.

         (b)  Renewal.  The term of the Employee's employment shall be extended
              -------
automatically, without further action of either party, as of June 1, 2000, and on each succeeding anniversary of that date, for terms of one (1) year, unless on or before ninety (90) days prior to the last day of the term of the Employee's employment or any extension thereof, the Company or the Employee shall notify the other in writing of its intention not to renew the Employee's employment, in which case the Employee's employment shall terminate at the end of the original term or any extension thereof. If either party notifies the other of its intention not to renew the Employee's employment less than ninety
(90) days prior to the end of the term of this Agreement or any extension thereof, then such termination shall be effective ninety (90) days from such notice. No notice of non-renewal may be given by either party after a renewal term has commenced. Any such renewal shall be upon such terms and conditions set forth herein, unless otherwise agreed between the Company and the Employee. The notice of non-renewal by either party shall not constitute a breach of this Agreement.

     2.  Compensation; Benefits.  Subject to the terms and conditions of this
         ----------------------
Agreement, the Company shall pay to the Employee a base salary as set forth on Schedule A, attached hereto and made a part hereof, payable in accordance with
----------
the Company's regular payroll policies. In addition to this base salary, the Employee shall be entitled to the benefits and bonuses described on Schedule A,
                                                                    ----------
subject to the terms and conditions described therein. In addition, the Employee shall be entitled to receive such other benefits including, but not limited to, vacation, holidays and sick leave, as the Company generally provides to its employees holding similar positions as
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that of the Employee. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law.

     3.  Title; Duties.  The Employee shall be initially employed as President
         -------------
and Chief Executive Officer and shall perform duties that are executive in nature, consistent with his title. The Company shall not, without Employee's express written consent, require Employee to be based anywhere other than in Maryland, except for required travel on the Company's business to an extent substantially consistent with travel required of persons who hold similar positions or have similar duties with similar companies.

     4.  Service.  The Employee will devote substantially all his working time
         -------
and efforts to the business and affairs of the Company and will use his best efforts to discharge the duties assigned to him by the Company. The foregoing shall not, however, preclude the Employee (a) from engaging in appropriate civic, charitable, industry or religious activities, (b) from devoting a reasonable amount of time to private investments and other business activities arising from such investments (other than any business that is a Competitor (as defined below) of the Company), (c) from serving on the boards of directors of other entities, or (d) from providing incidental assistance to family members on matters of family business, so long as the foregoing activities and service do not conflict with the Employee's responsibilities to the Company or the terms of this Agreement.

     5.  Termination by the Company.
         --------------------------

         (a)  General.  The Company shall have the right to terminate this
              -------
Agreement with or without cause at any time during the term of this Agreement by giving written notice to the Employee. The termination shall become effective on the date specified in the notice, which termination date shall not be a date prior to the date fourteen (14) days following the date of the notice of termination itself.

         (b)  Cause.  In the event that the Employee is terminated for cause
              -----
as defined in Section 5(d) below), the Company shall pay the Employee the
              ------------
salary and pro rata bonus, if any, due him under this Agreement through the day on which such termination is effective.

         (c)  Without Cause.  In addition, in the event that the Employee is
              -------------
terminated without cause, the Company shall also pay to the Employee compensation equal to six (6) months of the Employee's base salary as of the date of termination.

         (d)  Cause Defined.  For purposes of this Section 5, "cause" shall
              -------------                        ---------   -----
mean (i) a material breach by the Employee of any covenant or condition under this Agreement (including the Covenant set forth in the first sentence of
Section 4 above); (ii) the commission by the Employee of any willful act
---------
constituting dishonesty, fraud, immoral or disreputable conduct which is harmful to the Company or its reputation; (iii) any felony conviction of the Employee;
(iv) any willful act of gross misconduct which is materially and demonstrably injurious to the Company; and (v) refusal to attempt in good faith to implement a clear and reasonable directive of the Board of Directors.

     6.  Termination by Death or Disability of the Employee.
         --------------------------------------------------

         (a)  General.  In the event of the Employee's death during the term of
              -------
this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Employee's legal representatives the salary due the Employee through the day on which his death shall have occurred.

         (b)  Disability.  If the Employee is unable to perform his duties
              ----------
hereunder due to mental, physical or other disability for a period of ninety
(90) consecutive business days, as determined in good faith by the Board of Directors of the Company, or for ninety (90) business days in any period of twelve (12) consecutive months, this Agreement may be terminated by the Company, at its option, by written notice to the Employee, effective on the termination date specified in such notice, provided such termination date shall not be a date prior to the date of the notice of termination itself. In this case, the Company will pay the Employee the salary due him through the day on which such termination is effective.

         (c)  Disability Insurance.  Any amounts paid the Employee pursuant to
              --------------------
disability insurance policies provided by the Company shall be offset against the amount of salary due from the Company to the Employee hereunder during the period of the Employee's disability.

     7.  Termination by the Employee.
         ---------------------------

         (a)  General.  The Employee may terminate this Agreement at any time,
              -------
with or without cause, by giving written notice to the Company. Any such termination shall become effective on the date specified in such notice, provided that the Company may elect to have such termination become effective on a date after, but not more than, fourteen (14) days after the date of the notice.

         (b)  Salary/Bonus.  After the date of any such termination, the
              ------------
Employee shall be entitled to the salary and pro rata bonus, if any, due him through the day on which such termination becomes effective.

         (c)  Cause.  In addition, if the termination is with cause (as defined
              -----
in Section 7(d) below), the Company shall pay to the Employee compensation
   ------------
equal to six (6) months of the Employee's base salary as of the date of termination.

         (d)  Cause Defined.  For purposes of this Section 7, "cause" shall
              -------------                        ---------   -----
mean (i) a material failure by the Company to perform its obligations under this Agreement; or (ii) a constructive termination (as defined below). "Constructive
                                                                  -------------
termination" shall mean:
------------
              (i) a material reduction in the Employee's salary or benefits not agreed to by the Employee; or

              (ii) a material change in the Employee's responsibilities not agreed to by the Employee (other than changing the Employee's position from President and Chief Executive Officer to Chief Technology Officer which shall not be deemed a "constructive termination"); or
                -----------------------

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              (iii)  the Company's failure to comply in any material respect with any material term of this Agreement; or

              (iv) a requirement that the Employee relocate to an office outside of Maryland.

     8.  Suspension.  In the event the Company has reasonable cause to believe
         ----------
that there exists cause for termination of this Agreement as defined in
Section 5, immediately upon written notice to the Employee, the Company may, but
---------
shall not be obligated to, suspend the Employee, with pay, for a period not to exceed two weeks, either as a disciplinary measure or in order to investigate the Company's belief that such cause exists. No such suspension shall prevent the Company from thereafter exercising its rights to terminate this Agreement in accordance with its terms.

     9.  Noncompetition.
         --------------

         (a) The Employee agrees that, during his employment hereunder, and for a period of one (1) year after the effective date of termination of this Agreement, he will not:

              (i)  Compete (as defined below) with the Company; or

              (ii) assist a Competitor (as defined below) of the Company by providing consulting or other advisory services to that Competitor.

         (b)  The following terms, as used in this Section 9 shall have the
                                                   ---------
meanings set forth below:

              (i)    The Company's "Business" means development and deployment
                                   ----------
of an Internet broadcast and data delivery system using satellites, and other businesses or services that the Company may establish from time to time during the term of this Agreement.

              (ii)   The term "Competitor" means any firm, corporation or entity
                              ------------
that is engaged in business substantially similar to the Company's Business.

              (iii)  The term "Compete" means to engage in direct competition
                              ---------
with the Company by serving as an employee, officer, director, proprietor, partner, stockholder or other security holder (other than a holder of securities of a corporation listed on a national securities exchange or the securities of which are regularly traded in the over-the-counter market, provided that the Employee at no time owns in excess of 1% of the outstanding securities of such corporation entitled to vote for the election of directors or other than of a corporation in which the Employee makes passive investments through a venture fund or similar investment vehicle) of any firm, corporation or entity that is a Competitor of the Company.

              (iv) The term "affiliate" means any person, firm or corporation,
                             ---------
directly or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Company.

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         (c)  The Employee further acknowledges that this Section 9 is an
                                                          ---------
independent covenant within this Agreement, and that this covenant shall survive any termination of Agreement and shall be treated as an independent covenant for the purposes of enforcement. With respect to this covenant, the Employee hereby acknowledges receipt of Ten Dollars ($10.00) and other good and valuable consideration stated herein including the consideration of his continued employment by the Company.

         (d) The Employee shall, during the term of this Agreement and thereafter, notify any prospective employer of the terms and conditions of this Agreement regarding confidentiality, nondisclosure and noncompetition.

         (e) Notwithstanding anything to the contrary contained herein, in the event the Employee is terminated without cause pursuant to Section 5 above or in
                                                           ---------
the event this Agreement is terminated by the Employee for cause pursuant to
Section 7 above, then the non-competition provision set forth in this Section 9
---------                                                             ---------
shall be of no force or effect unless, in addition to the severance payments provided pursuant to Section 5(c) or Section 7(c), as applicable, the Company
                     ------------    ------------
pays the Employee an amount equal to six (6) months of base salary as of the date of termination.

     10.  Confidentiality and Non-Disclosure.
          ----------------------------------

          (a) The Employee shall hold in strict confidence and shall not, either during the term of this Agreement or after the termination hereof, disclose, directly or indirectly, to any third party, person, firm, corporation or other entity, irrespective of whether such person or entity is a competitor of the Company or is engaged in a business similar to that of the Company, any trade secrets or other proprietary or confidential information of the
Company or any subsidiary or affiliate (as defined in Section 9) of the
                                                      ---------
Company (collectively, "Proprietary Information") obtained by the Employee
                        -----------------------
from or through his employment hereunder. Such Proprietary Information includes but is not limited to Inventions (as defined below), marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer lists. The Employee hereby acknowledges and agrees that all Proprietary Information referred to in this Section 10 shall not be used for
                                                ----------
any purpose other than his duties hereunder and shall be deemed trade secrets of the Company and of its subsidiaries and affiliates, as defined in Section 9,
                                                                     ---------
and that the Employee shall take such steps, undertake such actions and refrain from taking such other actions, as mandated by the provisions hereof and by the provisions of the Maryland Uniform Trade Secret Act. The Employee further acknowledges that the Company's products and titles consist of copyrighted material, and the Employee shall exercise his best efforts to prevent the use of such copyrighted material by any person or entity which has not prior thereto been authorized to use such information by the Company.

          (b) The Employee further hereby agrees and acknowledges that any disclosure of any Proprietary Information prohibited herein, or any breach of the provisions of Section 10 of this Agreement, may result in irreparable
                  ----------
injury and damage to the Company which will not be adequately compensable in monetary damages, that the Company will have no adequate remedy at law therefor, and that the Company may obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the company against, or on account of, any breach by the Employee of the provisions contained in

Sections 10 or 11.  The Employee shall reimburse the reasonable legal fees and
-----------    --
other costs incurred by the Company in enforceing the provisions of Sections 10
                                                                    -----------
and 11 of this Agreement.
    --

          (c) The Employee further agrees that, upon termination of this Agreement, whether voluntary or involuntary or with or without cause, the Employee shall notify any new employer, partner, associate or any other firm or corporation with whom the Employee shall become associated in any capacity whatsoever of the provisions of this Section 10, and that the Company may give
                                     ----------
such notice to such firm, corporation or other person.

     11.  Assignment and Disclosure of Inventions.
          ---------------------------------------

          (a)  Disclosure.  From and after the date the Employee first became
               ----------
employed with the Company, the Employee hereby agrees to promptly disclose in confidence to the Company all inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets that are directly related to the Company's Business (as defined above) ("Inventions"), whether or not
                                            ----------
patentable, copyrightable or protectible as trade secrets, that are made or conceived or first reduced to practice or created by the Employee, either alone or jointly with others, during the period of the Employee's employment and in the course of the Employee's employment.

          (b)  Assignment.  The Employee hereby acknowledges that copyrightable
               ----------
works prepared by the Employee within the scope of the Employee's employment are "works for hire" under the Copyright Act and that the Company will be considered the author thereof. The Employee hereby agrees that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of the Company,
(b) result from work performed by the Employee for the Company, or (c) directly relate to the Company's Business (as defined above), will be the sole and exclusive property of the Company and are hereby assigned by the Employee to the Company. Any patent applications filed by the Company based on any Inventions conceived of by the Employee, acting alone or jointly with others, will include the Employee's name as inventor or co-inventor, as applicable, and will be assigned to the Company by the Employee.

          (c)  Other Activities.  The Company and the Employee acknowledge that
               ----------------
the Employee will be involved in other business activities and investments as permitted pursuant to Section 4 above and that Inventions shall not include
                      ---------
inventions, improvements, designs, original works of authorship, formulas, processes, compositions of matter, computer software programs, databases, mask works, and trade secrets that are not directly related to the Company's Business and that are made or conceived or first reduced to practice or created by the Employee, either alone or jointly with others, in connection with such other business activities and investments of the Employee.

     12.  Severability.  The Company and the Employee recognize that the laws
          ------------
and public policies of the State of Maryland are subject to varying interpretations and change. It is the intention of the Company and of the Employee that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the State of Maryland, but that the unenforceability (to the modification to conform to such laws or public policies) of any provision or provisions hereof shall not render unenforceable, or impair, the

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remainder of this Agreement. Accordingly, if any provisions of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render it valid and enforceable.

     13.  Assignment.  Neither the rights nor obligations under this Agreement
          ----------
may be assigned by either party, in whole or in part, by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of any successor of the Company and its subsidiaries and affiliates, whether by merger, reorganization or otherwise, or any purchaser of all or substantially all of the assets of the Company.

     14.  Notices.  Any notice expressly provided for under this Agreement
          -------
shall be in writing, shall be given either manually or by mail and shall be deemed sufficiently given when actually received by the party to be notified or when mailed, if mailed by certified or registered mail, postage prepaid, addressed to such party at their addresses as set forth below. Either party may, by notice to the other party, given in the manner provided for herein, change their address for receiving such notices.

          (a)  If to the Company, to:
               SkyCache, Inc.
               312 Laurel Avenue
               Laurel, Maryland  20707

          (b)  If to the Employee, to:
               Mr. Douglas E. Humphrey
               308 Montgomery Avenue
               Laurel, Maryland  20707.

     15.  Governing Law.  This Agreement shall be executed, construed and
          -------------
performed in accordance with the laws of the State of Maryland without reference to conflict of laws principles. The parties agree that the venue for any dispute hereunder will be the state or federal courts sitting in Prince George's County, Maryland and the parties hereby agree to the exclusive jurisdiction thereof.

     16.  Headings.  The section headings contained in this Agreement are for
          --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     17.  Entire Agreement; Amendments.  This Agreement constitutes and embodies
          ----------------------------
the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection with such subject matter. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Company's policies regarding employees, the terms of this Agreement shall supersede the conflicting or inconsistent Company policies. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding unless in writing signed by the Employee and on behalf of the Company by an officer thereunto duly authorized by the Company's Board of Directors. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any other provision or to exercise any right or remedy in the event of any other default.


     18.  Covenants Related to an Initial Public Offerings.  In the event the
          ------------------------------------------------
Company conducts its initial public offering of Common Stock during the term of this Agreement, the Company agrees that the Employee shall be entitled to select the stock certificates to be engraved in connection with such offering and that a three person Committee comprised of the Employee, one other employee of the Company and one representative of the Company's holders of Preferred Stock will be entitled to determine the manner in which the directed or "friends and family" shares are to be distributed by the underwriters.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              COMPANY:
                              -------

                              SKYCACHE, INC.,
                              a Delaware corporation


                              By:  /s/ Robert M. Dunham
                                   ------------------------------
                                   Robert M. Dunham
                                   Treasurer

                              EMPLOYEE:
                              --------


                              /s/ Douglas E. Humphrey
                              ---------------------------------
                              Douglas E. Humphrey

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